SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2002

DIAMETRICS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-21982	41-1663185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2658 Patton Road, Roseville, Minnesota 55113
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (651) 639-8035

Not Applicable
(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Diametrics Medical, Inc.’s recent announcement regarding earnings results for the quarter ended March 31, 2002, as presented in a press release of May 9, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press release dated May 9, 2002

Page 2 of 4 Pages

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 9, 2002

DIAMETRICS MEDICAL, INC.

By: /s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 9, 2002

Page 4 of 4 Pages